Brown Shoe Company, Inc.
Investor Update
December 2007

This document contains certain forward-looking statements and expectations regarding the
Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the preliminary nature of estimates of the costs and benefits of the strategic earnings enhancement plan, which are subject to change as the Company refines these estimates over time; (ii) intense competition within the footwear industry; (iii)
rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (iv) customer concentration and increased consolidation in the retail industry; (v) the Company’s ability to successfully implement its strategic earnings enhancement plan; (vi) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) the
Company's ability to attract and retain licensors and protect its intellectual property; (viii) the
Company's ability to secure leases on favorable terms; (ix) the Company's ability to maintain relationships with current suppliers; (x) the uncertainties of pending litigation; and (xi) the
Company’s ability to successfully executeits international strategy. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk Factors” in Item
1A of the Company’s Annual Report for the year ended February 3, 2007 and as updated in the Company’s 10-Q for the Quarter ended November 3, 2007, which information is incorporated by reference herein. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
- December 3, 2007
NOTE:
On April 2, 2007, The Company effected a 3-for-2 stock split. All per share data detailed in this packet is on a post-split basis. Guidance was issued on
November 28, 2007 and has not been updated.

Brown Shoe At A Glance
BROWN SHOE TODAY - $2.5 Billion in Sales for 2006
Department &
Specialty Stores
$650 million
Mass
Merchandisers
$300 million
Specialty
Retail
$250
million
1,000+ retail
stores
in the U.S.
$1.3 billion
38% Wholesale 62% Retail
Integrated wholesale-retail platform
Consumer-driven enterprise that builds brands and
retail concepts while gaining market share

Brown Shoe At A Glance
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Foot
Locker
Payless BWS Finish
Line
DSW Shoe
Carnival
Bakers Shoe
Pavillion
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
*Source: Public filings
**Source: NPD Women’s dollar sales for 12 months ending 4/30/07 all POS channels (Department Stores, National Chains, Shoe Chains). This NPD data is confidential and proprietary and cannot be reproduced or disseminated by third parties without prior written consent.
$0
$100
$200
$300
$400
$500
$600
$700
$800
Nine
West
Group
BWS Skechers Steve
Madden
Iconix VCS Nike Clarks Stride
Rite
# $’s in mm Stores $’s in mm
• 130 million store visits per
year
• 91 million pairs sourced
wholesale
• 30+ million e-visitors per year
• 50%+ operating earnings
increase since 2002
Ranked 3rd Among Top Footwear
Retailers*
Ranked 2nd in Wholesale Women’s
Fashion Footwear Sales** Superior Operator
Brown Shoe is the Leading Fashion Footwear Marketer,
Winning Loyal Customers with Compelling Global Brands

● 1,300 total retail doors – 1,000+
Famous Footwear, 250+ Naturalizer,
Brown Shoe Closet, FX LaSalle, and
branded concepts. 130 million consumer
visits per year
● 2,000 customers served at wholesale
across our branded and private
label/brand divisions
● Integrated ecommerce platform for all
BWS brands – including 3rd largest
pureplay internet footwear retailer in
Shoes.com. 30+ million e-visitors per year
● World class global sourcing network.
Sourced 91 million pairs at wholesale
and sold another 40 million at retail
● All BWS wholesale brands play
across BWS retail/ecommerce
concepts
● 14% of Famous Footwear sales
through BWS wholesale brands
● Front-end / Back-end perspective
from retail and wholesale provides
greater insights to consumer desires
and understanding of trends
● Cross-skilled talent base
Brown Shoe Platform
RETAIL WHOLESALE
ECOMMERCE

Brown Shoe Platform

Power of the Integrated Wholesale / Retail Model –
Driving Growth, Profitability, and Value Creation

Control the Customer Experience
•	Fragmentation of the consumer has significantly expanded the matrix of style preferences and retail options
•	Integrated model allows a wide variety of brands in the “right” channel

Maximize the Value of Footwear Expertise
•	Consumer contact and feedback at retail and ecommerce can stimulate and accelerate the design process
•	Improve ability to stay “on trend” across segments

Own the Entire Margin
•	Opportunity to capture greater product margin on owned brands through owned retail
•	Careful balance to minimize channel conflict

Leverage Infrastructure
•	Optimize supply chain and distribution
•	Leverage shared resources and costs
•	Increased scale

Diversify the Business Model
•	Remove volatility through balanced retail, multi-branded wholesale, and licenses
•	Maximize returns on capital

Salon
Impulse
Better
Moderate
Junior
Comfort
Mass
Bridge
Fashion = $33.3 B Athletic = $11.5 B
Brown Shoe Company Portfolio
Dr. Scholl’s Inside
No. 1 Branded Family Footwear
No. 3 Pureplay
Ecommerce Footwear
Private Label / Brand

Brown Shoe Vision:

Brown Shoe Company is the leading fashion footwear marketer, winning loyal customers with compelling global brands.

Doubling our sales while doubling our rate of profitability over the next five years.

Brown Shoe Pillars
Partnership
Initiatives
Platform
Optimization
Market
Intelligence
Consumer-Driven
Model
CROSS-COMPANY SYNERGIES [VERTICAL AND HORIZONTAL]
SYSTEMS AND PROCESSES BEST PRACTICES
THOUGHTFUL PLANNING AND RIGOROUS EXECUTION
TALENT AND LEADERSHIP
ENABLING STRATEGIES GROWTH STRATEGIES

● Trend-right product - Differentiating mix of athletic,
men’s and women’s casual, and young attitude brands
● Leveraging multi-channel platform
● Approximately 50% of sales are driven by rewards program
● Marketing Strategy
● Technology/redefining service
● Growth opportunity to a minimum of 1,500 doors
Merchant
Localization
(Tailoring
Assortment
by Region)
Balance & Value
Inventory
Optimization
More Shoes,
More Ways
Profitable
Market
Optimization
(Real Estate)

● Extended brand essence to new categories and
consumer touchpoints
● Tightly-targeted consumer communications
● Sell-through model; Fresh trend-right product
● Improved product delivered when she wants to buy
● Model to be leveraged across all BWS wholesale
$30-$80
$60-180
$125-$300
Accessories/Other Categories
International

● Branded web sites and multi-channel opportunities
● Growth by winning in new and emerging markets
Direct-to-Consumer
Online Footwear: Projected to be
over $6B market by 2011* $1.0
$1.7
$2.8
$3.2
$3.7
$4.2
$4.8
$5.5
$6.3
2003 2004 2005 2006 2007 2008 2009 2010 2011
$ Billions
* Source: Forrester
pure play

Brown New York
● Allows us to play in new zones reaching new consumers
● Strong emotional connection with consumer
● Fashion/Style Credibility/Talent
●Brand extension potential

● High brand recognition and strong equity
● 97% brand awareness driven by insole TV and print
advertising
● Partnerships with Wal-Mart and Schering-Plough
● Extend asset into new categories and channels
● Growth through vertical model

• Reorganization of
Executive Team
• Focus on core
activities
• Secured financing
and stabilized liquidity
• IMPACT
• Key management
changes
• 1st Naturalizer resizing
and
reorganization
• Growing portfolio
•Organic
•Consolidation
• Earnings
Enhancement Plan
• Brown NY integration
• Accelerating Famous
growth
• International
Opportunities –
China, Japan
• Edelman investment
• Strategy
development
• Good to Great
disciplines
• Portfolio
Management
• Focus on best brands
and market
opportunities
• Consumer-Driven
Wholesale Model
• Integrated, efficient
business model
• Naturalizer
turnaround
• Bennett acquisition
Increasing
Prospects for
Profitability
Sustainable
Growth
Survival
Rebuild
Improving
Core
Competencies
Share Price
1997 2007
Positioning for Growth
Total Return:
1 Year = -46.0%
3 Year = 31.9%
5 Year = 62.7%
10 Year = 182.1%
At 11/29/07
Source: Bloomberg

Appendix

$0.00
$0.50
$1.00
$1.50
2002 2003 2004 2005 2006 2007
Est
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2002 2003 2004 2005 2006 2007
Est
Earnings Per Share
Sales and EPS – 2001 to Estimated 2007*
Sales in Billions
$1.63
$1.48
$1.13
$1.09 $1.10
$2.38 - $2.39
Billion
GAAP EPS
Adjusted EPS
$1.02 $0.96
$1.65 –
$1.70
$1.40 –
$1.45
* Note: Guidance was issued on November 28, 2007 and has not been updated.
Charges and recoveries included in net earnings and EPS for 2005, 2006 and 2007 are listed in the
Reconciliation of Net Earnings to Adjusted Net Earnings in this Appendix.
$1.51

EXPANSION OF BRANDS INTO CHINA
• Brown Shoe owns 51% equity stake in joint venture (B&H Footwear) with Hongguo International Holdings
Limited
• Through B&H Footwear, Brown Shoe is partnering with one of China’s leading footwear companies to open
400 stores and department store shops for Naturalizer and 100 for Via Spiga over the next 5 years
• Combines Brown Shoe strengths in brand-building and marketing with Hongguo’s store network and operational excellence in the Chinese retail industry
• B&H Footwear will operate stores and shops in top-tier cities – Shanghai, Beijing, Guangzhou, and Shenzhen
- while remaining stores will be licensed to Hongguo subsidiary Mayflower. B&H Footwear will provide wholesale sourcing for all stores and shops
OPENING NATURALIZER STORES IN JAPAN
• Long-term agreement with Regal Corporation, one of the oldest and largest footwear companies in Japan, to open an additional 32 Naturalizer stores in Japan over the next several years
• Over 40 year relationship between BWS and Regal
INVESTMENT IN EDELMAN SHOE, INC.
• Minority ownership position in Edelman Shoe, Inc., with option to acquire remaining interest in the future, to accelerate the growth of the Sam Edelman brand
• Young, fun, and fresh women’s fashion footwear brand launched in 2004
• Sold at better department stores, including Belk, Bloomingdale’s, Macy’s, Neiman Marcus Cusp, Nordstrom,
Von Maur as well as Victoria’s Secret catalogues and over 500 independent and specialty stores
Recent Activities

Marketing Initiatives
FAMOUS FOOTWEAR
● Partnering with Ogilvy to refine brand positioning
● Broadcast media and CRM focus
● Using consumer database to drive Rewards program
VIA SPIGA
● Brand strategy and consumer research
● Partnering with Vogue Magazine. Arthur Elgort photos for national magazine ads and out-of-home in Manhattan – taxi tops, king buses, telephone kiosks
● Trade marketing for FFANY with cover wrap of Footwear News
NATURALIZER
● Partnership with Self Magazine – premium position for key Spring months and product opportunities that provide unique consumer touchpoints
● Ongoing partnership with “Ladies Who Launch” – a national organization for women entrepreneurs – a genuine brand for genuine women
● Partnering with Ogilvy to refine brand positioning
FRANCO SARTO
● Brand strategy, product segmentation, and positioning study
● Investing in retail relationships – partnering with Nordstrom on second half ’07 direct mail initiative
● Leveraging Franco himself, consumers have a strong connection to the individual, by increasing the number of personal appearances in support of the brand
– investing in our flagship brands and increasing understanding of our consumers through addition of CMO and updated market research

Product & Design Initiatives – investments into enhancing and broadening our product development, design, and sourcing capabilities
● Test & Learn
● Via Spiga Design Team
● Broadening Designer Inputs
● New York Design Studio
● Style & Trend
● Design Internship Program

Distinct Wholesale Portfolio - 2006
Private Label /
Private Brand
Children’s
Other

14%
30%
20%
17%
6%
6%
7%
Famous Footwear -- Sales by category 2006
Women’s
Men’s
AthleticKid’s
Athletic
Accessories
Athletic

Strategic Earnings Enhancement Plan

During the second quarter of 2006, the Company introduced its earnings enhancement plan designed to increase earnings and reallocate resources, through i) restructuring administrative and support areas; ii) redesigning logistics and distribution platforms; iii) reorganizing to eliminate operational redundancies; iv) realigning strategic priorities; and v) refining the supply chain process and enhancing inventory utilization. Annual after-tax savings expected to be achieved upon completion of the initiatives are estimated to be $17–$20 million.

During the third quarter of 2007, the Company incurred after-tax costs of $2.9 million or $0.06 per diluted share in the quarter, most of which is attributable to the relocation of the Shoes.com administrative offices from Los Angeles to St. Louis.

The Company continues to work on other initiatives related to this plan.  In doing so, it has determined that certain costs will be incurred later than previously expected.  Current estimates are as follows:

▪	In 2007, after-tax implementation costs are estimated to be approximately $11 million, while the Company continues to expect to realize after-tax benefits of $10 to $12 million;
▪	In 2008, after-tax implementation costs are estimated to be approximately $8 million and annual after-tax benefits are still estimated to be $17 to $20 million.

Note: The above data, as provided in the Company’s November 28, 2007 press release for third quarter ended November 3, 2007, reflects then current estimates for costs and benefits related to the initiatives.  We expect to refine this information in the upcoming quarters and provide updated guidance as appropriate.

Review of BWS Financials
(all $’s in millions except EPS)
*See Appendix for reconciliation
39 Weeks Ended
Nov. 3, 2007
39 Weeks Ended
Oct. 28, 2006 % Chg.
Sales $1,788.5 $1,831.7 -2.4%
Net Earnings
GAAP $46.5 $52.1 -10.8%
Adjusted* $56.2 $50.3 11.8%
EPS
GAAP $1.04 $1.20 -13.3%
Adjusted* $1.26 $1.16 8.6%
Gross Margin 40.3% 39.9%
Debt/Cap* 20.2% 25.4%
Cash Flow from
Operating Activites $62.7 $95.2 -34.1%

Review of BWS Financials
39 Weeks Ended
Nov. 3, 2007
39 Weeks Ended
Oct. 28, 2006 % Chg.
Famous Footwear
Sales $1,002.5 $961.3 4.3%
Operating Profit $70.7 $67.4 5.0%
Same-Store Sales -0.2% 3.5%
Specialty Retail
Sales $193.1 $184.1 4.9%
Operating Profit* -$6.7 -$3.4 -93.3%
Same-Store Sales -0.1% 1.4%
Wholesale
Sales $592.9 $686.3 -13.6%
Operating Profit** $49.0 $53.2 -7.8%
**Includes $3.1 million in costs associated with the Earnings Enhancement Plan in the first nine months 2007 compared with
$0.4 million in the same period 2006
*Includes Earnings Enhancement costs of $3.1 million in the first nine months 2007 compared with $0.2 million in the same period 2006

Fourth Quarter 2007 & Full Year Guidance
As of November 28, 2007 and has not been updated
Fourth Quarter 2007 EPS:
GAAP $0.36 to $0.41
Adjusted* $0.39 to $0.44
Full Year 2007 EPS:
GAAP $1.40 to $1.45
Adjusted* $1.65 to $1.70
*See Appendix for reconciliation
Other Annual Estimates:
Consolidated Sales: $2.38 - $2.39 Billion
Consolidated Tax Rate: Increasing approximately 300 bps
Famous Footwear
Same-Store Sales: -1.0% to flat
Net Store Openings: + 70 - 75 stores
Wholesale: Wholesale sales are expected to be down 14-15% in 2007, with growth of its branded business offset by the exit of the Bass license and a sales decline in its private label business.

Debt to Capital Ratio Q3 2007 2006 2005 2004 2003 2002
Total Debt Obligations* $ 1 50 $ 151 $ 2 00 $ 142 $ 120 $ 1 52
Total Shareholders' Equity 592 524 4 34 3 91 3 50 2 92
Total Capital $ 742 $ 675 $ 6 34 $ 533 $ 470 $ 4 44
Debt to Capital Ratio** 20.2% 22.4% 31.5% 26.6% 26.0% 34.0%
Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)
* Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations.
** Total Debt Obligations divided by Total Capital

Net Earnings EPS Net Earnings EPS
GAAP Net earnings $46,475 $1.04 $52,129 $1.20
Charges/Other Items:
Earnings Enhancement Plan 9,774 0.22 1 ,231 0 .03
Bass Exit Costs - - 1,400 0 .03
Insurance Recoveries, Net - - (4,432) (0.10)
Adjusted net earnings $56,249 $1.26 $50,328 $1.16
Nine Months 2007 Nine Months 2006
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-
GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
Nine Months 2007 v. Nine Months 2006

4th Quarter
Diluted EPS
Full Year
Diluted
EPS
Net
Earnings
Diluted
EPS
Net
Earnings
Diluted
EPS
GAAP Results $0.36 - 0.41 $1.40 - 1.45 $ 65.7 $ 1.51 $ 41.0 $ 0.96
Special Charges and Recoveries:
Earnings Enhancement Plan 0.03 0 .25 3.9 0.09 - -
Incremental Bass Exit Costs - - 2.3 0.05 - -
Insurance Recoveries, Net - - (1.0) (0.02) - -
Naturalizer Restructuring - - - - 9.2 0.22
Tax Repatriation - - - - 12.0 0.28
Bridge Loan Fee - - - - 0.6 0.02
Adjusted Earnings $0.39 - 0.44 $1.65 - 1.70 $ 71.0 $ 1.63 $ 62.9 $ 1.48
2007 Estimated Range
Low - High 2006 2005*
(in millions, except EPS data)
*Full-year fiscal 2006 and 2007 includes stock option expense with no related expense in 2005.
**Note: Estimated Earnings Guidance was issued on November 28, 2007 and has not been updated.
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
2005 – 2007 Estimated**